                         AEGON/Transamerica Series Trust
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716


                                                              September 13, 2006

Dear Policyowner:

Recently, Great Companies, LLC ("Great Companies"), the former investment sub-adviser of Great Companies -- America(SM) (the "Acquired Portfolio"), entered into a transaction that resulted in the termination of Great Companies' investment sub-advisory agreement to manage the Acquired Portfolio. Effective upon the date of that transaction, the Board of Trustees (the "Board") of AEGON/Transamerica Series Trust ("ATST") approved the appointment of Transamerica Investment Management, LLC ("TIM") as investment sub-adviser of the Acquired Portfolio on an interim basis only, pending shareholder consideration of a longer-term appointment. The Board also approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Acquired Portfolio into Transamerica Equity (the "Acquiring Portfolio"), which currently is sub-advised by TIM, subject to shareholder approval.

The Board has called a special meeting of shareholders of the Acquired Portfolio to be held on October 18, 2006 at 2:00 p.m. (Eastern time), as adjourned from time to time (the "Special Meeting"), at the offices of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716, so that shareholders can vote on these matters. At the Special Meeting, shareholders of the Acquired Portfolio will be asked to vote on:

     (1) a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Portfolio; and
     (2) an investment sub-advisory agreement appointing TIM as investment sub-adviser to the Acquired Portfolio (the "TIM Sub-Advisory Agreement").

Shares of the portfolios are not offered directly to the public but are sold only to certain asset allocation funds and insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner," collectively, "Policyowners") of variable annuity contracts and variable life policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio, ("WRL") Transamerica Financial Life Insurance Company ("TFLIC"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), and Peoples Benefit Life Insurance Company ("Peoples") (collectively, the "Insurance Companies") are the only shareholders of the investment portfolios offered by ATST. Peoples, TFLIC, Transamerica and WRL are the only Insurance Companies that offer the Acquired Portfolio in their respective products.

ATST has agreed to solicit voting instructions from Policyowners invested in the Acquired Portfolio in connection with a reorganization of that Portfolio into the Acquiring Portfolio and the appointment of TIM as investment sub-adviser to the Acquired Portfolio. As such and for ease of reference, throughout the enclosed Proxy Statement/Prospectus, you may also be referred to as "shareholders" of the Portfolios.

You have received this Proxy Statement/Prospectus because you have a Policy of one of these Insurance Companies and you are invested in the Acquired Portfolio. As such owner, you have the right to give voting instructions on shares of the Acquired Portfolio that are attributable to your Policy, if your voting instructions are properly submitted on your voting instruction form and received prior to the Special Meeting. All Policyowners that are asked to provide voting instructions on behalf of the Acquired Fund may be described as "voting," and his or her respective voting instruction form may be described as a "proxy card" for purposes of this Proxy Statement/Prospectus.

Accordingly, you are being asked to provide voting instructions to approve or disapprove the Reorganization Plan and the TIM Sub-Advisory Agreement. The Proxy Statement/Prospectus should be read carefully and retained for future reference as it sets forth information about the Acquiring Portfolio and the Acquired Portfolio that you should know before providing instructions.

After careful consideration, the Board unanimously approved and recommends that shareholders of the Acquired Portfolio vote "FOR" these proposals. Accordingly, you are asked to approve the Reorganization Plan relating to the proposed reorganization and the TIM Sub-Advisory Agreement.

A Proxy Statement/Prospectus that describes these proposals is enclosed. We urge you to vote your shares by completing and returning the enclosed voting instruction form in the envelope provided, or vote by mail, Internet or telephone at your earliest convenience.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE NUMBER OF UNITS YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND PROVIDE YOUR INSTRUCTIONS.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                             Sincerely,

                                                             John K. Carter
                                                             President and Chief
                                                             Executive Officer

                         AEGON/Transamerica Series Trust
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716



                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        ATST GREAT COMPANIES -- AMERICA(SM)
                         TO BE HELD ON OCTOBER 18, 2006

The Board of Trustees of AEGON/Transamerica Series Trust ("ATST") has called a special meeting of shareholders of Great Companies -- America(SM), a series of ATST, to be held on October 18, 2006 at 2:00 p.m. (Eastern time) as adjourned from time to time (the "Special Meeting"), at the offices of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716.

At the Special Meeting you will be asked to consider the following proposals:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Great Companies -- America(SM) (the "Acquired Portfolio") by Transamerica Equity (the "Acquiring Portfolio"), a series of ATST, solely in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the Acquired Portfolio; and

2. To approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. ("TFAI") and Transamerica Investment Management, LLC ("TIM") pursuant to which TIM will be appointed as investment sub-adviser to the Acquired Portfolio; and

3. To transact such other business as may properly come before the Special Meeting.

Policyholders of record at the close of business on August 4, 2006 are entitled to notice of, and to provide voting instructions at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Policyholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the voting instruction form and return it promptly in the envelope provided for that purpose. Your voting instruction form also includes instructions for providing your voting instructions via mail, telephone, or the Internet, if you wish to take advantage of these voting options. You may revoke your instructions at any time by executing and submitting a revised form, by giving written notice of revocation to ATST, or by submitting your instructions in person at the Special Meeting.

By Order of the Board of Trustees

Dennis P. Gallagher                        John K. Carter
Senior Vice President, General Counsel     President and Chief Executive Officer
and Secretary

September 13, 2006

                                TABLE OF CONTENTS

                                                                                                               PAGE

INTRODUCTION.....................................................................................................1

SUMMARY OF THE PROPOSALS.........................................................................................3

PROPOSAL 1 -- APPROVAL OF REORGANIZATION PLAN....................................................................4

         Comparison of Investment Objectives, Principal Investment Strategies, Risks and Management of the
                  Acquired and Acquiring Portfolios..............................................................4

         Comparison of Principal Risks Involved in Investing in the Funds........................................6

         Comparison of Portfolio Characteristics.................................................................7

COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING PORTFOLIOS............................................8

         Operating Expenses......................................................................................8

MANAGEMENT AND PERFORMANCE OF  THE ACQUIRING PORTFOLIO...........................................................9

         The Investment Adviser and Sub-Adviser..................................................................9

         Principal Investment Strategies........................................................................10

         Performance of the Acquiring Portfolio.................................................................10

         Performance of the Acquired Portfolio..................................................................11

INFORMATION ABOUT THE REORGANIZATION............................................................................12

         The Reorganization Plan................................................................................12

         Reasons for the Reorganization.........................................................................12

         Tax Considerations.....................................................................................13

         Expenses of the Reorganization.........................................................................13

         Board Considerations...................................................................................13

         The Proposed Reorganization of Janus Growth into the Acquiring Portfolio...............................14

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS.....................................................................14

         Form of Organization...................................................................................14

         Dividends and Other Distributions......................................................................14

         Disclosure of Portfolio Holdings.......................................................................15

         Capitalization of The Portfolios.......................................................................15

PROPOSAL 2 -- APPROVAL OF TIM SUB-ADVISORY AGREEMENT............................................................15

         The Acquired portfolio's Investment Advisory Arrangement...............................................15

         The TIM Sub-Advisory Agreement.........................................................................16

         Board Considerations...................................................................................17

         Other Information......................................................................................18

GENERAL INFORMATION.............................................................................................18

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                               PAGE
         Investment Adviser, Administrator and Principal Underwriter............................................18

         Other Business.........................................................................................19

         Shareholder Reports....................................................................................19

         Proxy Solicitation.....................................................................................19

         Shareholder Voting.....................................................................................19

         Vote Required..........................................................................................20

         Shareholder Proposals..................................................................................20

         Information About The Portfolios.......................................................................20

MORE INFORMATION REGARDING THE ACQUIRING PORTFOLIO..............................................................21

         Investment Advisory Arrangements.......................................................................21

         Regulatory Proceedings.................................................................................21

         Expense Reimbursement..................................................................................22

         Share Classes..........................................................................................22

         Purchase And Redemption Of Shares......................................................................22

         Valuation Of Shares....................................................................................22

         How NAV Is Calculated..................................................................................23

         Dividends And Distributions............................................................................23

         Taxes..................................................................................................23

         Distribution And Service Plans.........................................................................24

         Other Distribution Arrangements .......................................................................24

         Market Timing/Disruptive Trading ......................................................................25

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING PORTFOLIO................................................................26

INDEX OF APPENDICES.............................................................................................28


                           PROXY STATEMENT/PROSPECTUS
                         AEGON/Transamerica Series Trust
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                  INTRODUCTION

Recently, Great Companies, LLC ("Great Companies"), the former investment sub-adviser of Great Companies -- America(SM) (the "Acquired Portfolio"), entered into a transaction that resulted in the termination of Great Companies' investment sub-advisory agreement to manage the Acquired Portfolio. Effective upon the date of that transaction, the Board of Trustees (the "Board") of AEGON/Transamerica Series Trust ("ATST") approved the appointment of Transamerica Investment Management, LLC ("TIM") as investment sub-adviser of the Acquired Portfolio on an interim basis only, pending shareholder consideration of a longer-term appointment. The Board also approved a Plan of Reorganization ("Reorganization Plan") relating to the proposed reorganization of the Acquired Portfolio into Transamerica Equity (the "Acquiring Portfolio"), a comparable ATST portfolio which currently is sub-advised by TIM, subject to shareholder approval.

This Proxy Statement/Prospectus provides you with information about the proposed reorganization of the Acquired Portfolio into the Acquiring Portfolio (collectively, the "Portfolios"), both of which are series of ATST, as well as the proposed appointment of TIM as investment sub-adviser to the Acquired Portfolio pursuant to an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. ("TFAI") and TIM (the "TIM Sub-Advisory Agreement").

If the proposed reorganization is approved, the Acquired Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange solely for shares of the Acquiring Portfolio (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, the Acquired Portfolio will distribute to you your portion of shares of the Acquiring Portfolio that the Acquired Portfolio receives in the Reorganization. You will receive Initial Class or Service Class shares of the Acquiring Portfolio having an aggregate value equal to the aggregate value of that class of shares of the Acquired Portfolio held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Portfolio will liquidate.

If each of the proposed TIM Sub-Advisory Agreement and the Reorganization Plan are approved, TIM will be appointed as investment sub-adviser shortly before the Reorganization of the Acquired Portfolio into the Acquiring Portfolio, and it will be paid for the investment sub-advisory services it rendered while it served as an interim sub-adviser to the Acquired Portfolio the amount of investment sub-advisory fees provided for under an interim investment sub-advisory arrangement between TFAI and TIM (the "Interim Sub-Advisory Agreement"), which has been kept in escrow during the interim period. If the proposed TIM Sub-Advisory Agreement is not approved but the Reorganization Plan is approved, TIM will be paid for the investment sub-advisory services it rendered while it served as an interim sub-adviser to the Acquired Portfolio in the amount of the lesser of its costs in performing such services or the amount held in escrow, but the Reorganization will be consummated. If the proposed TIM Sub-Advisory Agreement is approved but the Reorganization Plan is not, TIM will continue to provide investment sub-advisory services to the Acquired Portfolio. If neither proposal is approved, the Board will consider various options with respect to the Acquired Portfolio.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on October 18, 2006, at 2:00 p.m. (Eastern time), as adjourned from time to time ("Special Meeting"), at which shareholders of the Acquired Portfolio will vote on: (1) the Reorganization Plan through which the Reorganization will be accomplished, and (2) the TIM Sub-Advisory Agreement. Because you, as a shareholder of the Acquired Portfolio, are being asked to provide instructions to approve the Reorganization Plan that will result in you having an investment in the Acquiring Portfolio, this document also serves as a prospectus for the Acquiring Portfolio, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Portfolio that you should know before investing. A Statement of Additional Information ("SAI") dated September 13, 2006 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Portfolios, see the ATST Prospectus and SAI dated May 1, 2006, as supplemented, each of which is incorporated herein by reference and is available, without charge, by writing to the address above. The Great Companies -- America(SM) and Transamerica Equity annual reports dated December 31, 2005 and semi-annual reports dated June 30, 2006 also are incorporated herein by reference.

You may also obtain proxy materials, reports and other information filed by ATST from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public

Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Date: September 13, 2006

                            SUMMARY OF THE PROPOSALS

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the ATST Prospectus dated May 1, 2006, as supplemented from time to time, and the Reorganization Plan, (a form of which is attached hereto as Appendix A) and the TIM Sub-Advisory Agreement (a form of which is attached hereto as Appendix E).

THE PROPOSED REORGANIZATION

At a meeting held on July 18-19, 2006, the Board approved the Reorganization Plan with respect to each of the Portfolios. Subject to the approval of shareholders of the Acquired Portfolio, the Reorganization Plan provides for:

     o the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio;

     o the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio;

     o the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio; and

     o the complete liquidation of the Acquired Portfolio as a series of ATST.

The Reorganization is expected to be effective immediately after the close of business on October 27, 2006, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Portfolio will become a shareholder of the Acquiring Portfolio. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Portfolio held by that shareholder as of the close of business on the date of the Closing.

The Reorganization of the Acquired Portfolio is intended, among other things, to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Neither Portfolio will bear any of the costs associated with the Reorganization.

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Portfolio. In the event that the shareholders of the Acquired Portfolio do not approve the Reorganization Plan, the Acquired Portfolio will continue to operate as a separate entity, and the Board will determine what further action, if any, to take (which could include liquidation of the Acquired Portfolio).

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

In considering whether to approve the Reorganization Plan, you should note that:

     o The Acquired Portfolio has investment objectives, investment policies, investment restrictions and a share class structure that are similar in many respects to the investment objective, investment policies, investment restrictions and share class structure of the Acquiring Portfolio with one significant exception: the Acquired Portfolio is "non-diversified" while the Acquiring Portfolio is "diversified." The Investment Company Act of 1940 ("1940 Act") classifies investment companies such as the Portfolios as either diversified or non-diversified - diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk.

     o Despite some differences in investment strategies, to the extent both the Acquired Portfolio and the Acquiring Portfolio are domestic equity funds, the proposed Reorganization will reduce some overlap in the offerings of the ATST fund family.

     o The Portfolios have the same investment adviser and current sub-adviser, TFAI and TIM, respectively. TFAI will continue to oversee the investment program of the Acquiring Portfolio and the performance of TIM, the Acquiring Portfolio's sub-adviser, after consummation of the Reorganization.

     o The share purchase and redemption provisions for each Portfolio are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Portfolio."

     o The Portfolios expect that the Reorganization should be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Portfolios will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization -- Tax Considerations."

THE TIM SUB-ADVISORY AGREEMENT

TFAI is the Acquired Portfolio's investment adviser. Prior to August 1, 2006, TFAI retained Great Companies to serve as investment sub-adviser to the Acquired Portfolio. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business. The transaction was deemed to constitute a change of control of Great Companies under the 1940 Act that terminated the sub-advisory agreement between TFAI and Great Companies.

To avoid a potential "orphanage" of the Acquired Portfolio, TFAI proposed, and the Board approved, the Interim Sub-Advisory Agreement pursuant to which TIM was appointed as interim sub-adviser for a maximum period of 150 days following the termination of the sub-advisory agreement between TFAI and Great Companies. The Interim Sub-Advisory Agreement provides that the compensation payable thereunder to TIM is to be held in an escrow account with the Acquired Portfolio's custodian, pending shareholder consideration of the TIM Sub-Advisory Agreement. If Acquired Portfolio shareholders approve the TIM Sub-Advisory Agreement, TIM will be paid for its services under the Interim Sub-Advisory Agreement in the amount held in the escrow account. If Acquired Portfolio shareholders reject the TIM Sub-Advisory Agreement, TIM will be paid for the investment sub-advisory services it rendered while it served as an interim sub-adviser in the amount of the lesser of its costs in performing such services or the amount held in escrow (i.e., the amount of compensation payable under the terms of the Interim Sub-Advisory Agreement). In addition, if shareholders reject the agreement, TIM would not be able to continue serving as investment sub-adviser to the Acquired Portfolio past the end of the 150 day interim period, and the Board would consider various options with respect to the Acquired Portfolio, which may include liquidation and dissolution of the Acquired Portfolio, or the appointment of a new investment sub-adviser in accordance with applicable law.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE TIM SUB-ADVISORY AGREEMENT.

                  PROPOSAL 1 -- APPROVAL OF REORGANIZATION PLAN

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING PORTFOLIOS

The investment objectives, principal investment strategies, and risks of the Portfolios are similar in many respects. Each Portfolio is managed by the same investment adviser and sub-adviser. The charts and summaries below describe important similarities and differences between the Portfolios' investment objectives, principal investment strategies and principal risks. There can be no assurance that a Portfolio will achieve its stated objective.


                                                ACQUIRED PORTFOLIO                                  ACQUIRING PORTFOLIO
                                                ------------------                                  -------------------
OBJECTIVE                                  Long-term growth of capital.                         Maximizing long-term growth.
---------

PRINCIPAL STRATEGIES AND         Investing in common stocks of large,
POLICIES                         established, U.S. based companies. The             Investing at least 80% of fund assets in a
                                 sub-adviser seeks common stocks that have          diversified portfolio of domestic common stocks.
                                 outstanding shareholder returns defined as         The sub-adviser buys securities of companies it
                                 having outperformed the Standard & Poor's 500      believes have the defining features of premier
                                 Composite Stock Price Index over a set period      growth companies that are undervalued in the
                                 of time.                                           stock market.

INVESTOR PROFILE                 The Portfolio may be appropriate for investors     This Portfolio may be appropriate for the
                                 who seek long-term growth of capital and who can   investor who seeks capital growth in a broadly
                                 tolerate significant fluctuations inherent         diversified portfolio.
                                 in stock investing.



                                                ACQUIRED PORTFOLIO                                  ACQUIRING PORTFOLIO
                                                ------------------                                  -------------------
                                         Transamerica Fund Advisors, Inc.                    Transamerica Fund Advisors, Inc.

INVESTMENT ADVISER AND           TFAI receives monthly compensation from the       TFAI receives monthly compensation from the
ADVISORY FEES                    Portfolio at the following annual rates (as a     Portfolio at the following annual rates (as a
                                 specified percentage of the Portfolio's average   specified percentage of the Portfolio's average
                                 daily net assets): 0.75% for the first $500       daily net assets): 0.75% for the first $500
                                 million, 0.70% over $500 million up to $1         million and 0.70% over $500 million. TFAI
                                 billion and 0.65% in excess of $1 billion.        recently agreed to reduce its fee to 0.65% of
                                 (For the fiscal year ended December 31, 2005,     average daily net assets in excess of $2.5
                                 the Portfolio paid, pursuant to a different fee   billion, effective October 27, 2006. (For the
                                 arrangement, an advisory fee equal to 0.77% of    fiscal year ended December 31, 2005, the
                                 the Portfolio's average daily net assets.)        Portfolio paid an advisory fee equal to 0.72% of
                                                                                   the Portfolio's average daily net assets.)

SUB-ADVISER AND SUB-             TIM, 11111 Santa Monica Boulevard, Suite 820,     TIM, 11111 Santa Monica Boulevard, Suite 820, Los
ADVISORY FEES                    Los Angeles, California 90025, has served as      Angeles, California 90025, is the Portfolio's
                                 interim investment sub-adviser to the Portfolio   sub-adviser. TIM receives monthly compensation
                                 since August 1, 2006. Prior to that date, the     from TFAI at the following annual rate (as a
                                 Portfolio's investment sub-adviser was Great      specified percentage of the Portfolio's average
                                 Companies, L.L.C., 635 Court Street, Suite 100,   daily net assets): 0.35% of the first $500
                                 Clearwater, Florida 33756.                        million and 0.30% in excess of $500 million. TIM
                                                                                   recently agreed, effective October 27, 2006, to
                                 Under the terms of the Interim Sub-Advisory       reduce its sub-advisory fee to 0.25% of average
                                 Agreement and the TIM Sub-Advisory Agreement,     daily net assets in excess of $2.5 billion, less
                                 TIM is entitled to receive the same monthly       50% of any amount reimbursed pursuant to the
                                 compensation as Great Companies. The              Portfolio's expense limitation arrangements, and
                                 sub-adviser is entitled to receive compensation   to combine the Acquiring Portfolio's assets with
                                 from TFAI at the following annual rates (as a     these of another mutual fund for purposes of
                                 specified percentage of the Portfolio's average   calculating the fee and applicable breakpoints.
                                 daily net assets): 0.30% of the first $500
                                 million and 0.25% in excess of $500 million,
                                 less 50% of any amount reimbursed pursuant to
                                 the portfolio's expense limitation.

PORTFOLIO MANAGER                                 Gary U. Rolle                                        Gary U. Rolle


 COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

SIMILARITIES                     o Each Portfolio principally invests in common stocks of U.S. companies.
                                 o Each Portfolio primarily invests in growth stocks.
                                 o Each Portfolio may be appropriate for investors who seek long-term capital growth.
                                 o Under adverse or unstable market conditions, each Portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments.


                                                ACQUIRED PORTFOLIO                                  ACQUIRING PORTFOLIO
                                                ------------------                                  -------------------
DIFFERENCES                      o The Acquired Portfolio seeks to invest           o The Acquiring Portfolio's sub-adviser, TIM,
                                   in common stocks of large, established,            uses a "bottom-up" approach to investing
                                   United States based companies. Stocks for          and builds the Portfolio's portfolio one
                                   this Portfolio are selected by TIM from            company at a time by investing Portfolio
                                   a group of companies that are identified as        assets principally in equity securities.
                                   being "great companies."

                                 o To determine how to allocate Acquired            o TIM generally invests at least 80% of the
                                   Portfolio assets among the "great                  Portfolio's assets in a diversified portfolio
                                   companies" the sub-adviser has identified,         of domestic common stocks. TIM believes in
                                   the sub-adviser uses intrinsic value               long-term investing and does not attempt to
                                   investing.                                         time the market. Each company passes through
                                                                                      TIM's rigorous research process and stands on
                                                                                      its own merits as a premier company.

                                 o The sub-adviser seeks common stocks              o TIM buys securities of companies it
                                   that have outstanding shareholder returns,         believes have the defining features of premier
                                   defined as having outperformed the Acquired        growth companies that are undervalued in the
                                   Portfolio's benchmark over a set period of         stock market.
                                   time.

                                 o Additionally, the sub-adviser determines         o While TIM invests principally in domestic
                                   optimum sector weightings for the different        common stocks, the Acquiring Portfolio may, to
                                   sectors. Once optimum sector weightings have       a lesser extent, invest in other securities or
                                   been determined, stocks are allocated among        use other investment strategies in pursuit of
                                   the sectors. Sector weightings are adjusted        its investment objective.
                                   as the investing environment dictates.

                                 o The Acquired Portfolio is non-diversified.       o The Acquiring Portfolio is diversified.


COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS

The discussion below provides more information about the principal risks of investing in the Acquiring Portfolio, and how these risks compare to those posed by an investment in the Acquired Portfolio. Each Portfolio may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Portfolio involves certain risks, including loss of principal. The Portfolios are subject to varying degrees of risk. An investment in the Portfolios is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified means only that it is not a principal risk of investing in the Portfolios, but it does not mean that a Portfolio is prohibited from investing its assets in securities that give rise to that risk. Please refer to Appendix B, "Explanation of Strategies and Risks," for more detailed description of risks and information about additional investment techniques that the Portfolios may utilize and related risks.

Each of the Acquiring Portfolio and the Acquired Portfolio is subject to the following risks:

     o COMMON STOCK INVESTING. Each Portfolio principally invests in common stocks of U.S. companies. This type of investment involves risks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because stocks a Portfolio holds fluctuate in price, the value of your investment in the Portfolio will go up and down.

     o GROWTH STOCK INVESTING. Each Portfolio invests in growth stocks. Investments in growth stocks involve risks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

     o VALUE INVESTING. Each Portfolio also may use a value approach to investing. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

     o MARKET RISK. Each Portfolio is subject to market risks. The value of securities owned by each Portfolio may go up or down, sometimes rapidly or unpredictably. Such securities may decline in value due to factors affecting securities markets generally or particular industries or issuers.

     o TEMPORARY DEFENSIVE INVESTMENTS. Each Portfolio could, under adverse or unstable market conditions, invest some or all of its assets in cash, repurchase agreements and money market instruments. Although a Portfolio would do this only in seeking to avoid losses, the Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Acquiring and Acquired Portfolios also may entail risks that are not common between the Portfolios, including (among others):

     o DIVERSIFICATION. The Acquired Portfolio is non-diversified, while the Acquiring Portfolio is diversified. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater loss with respect to its portfolio securities.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following tables compare certain characteristics of the Portfolios as of June 30, 2006:


                                               ACQUIRED PORTFOLIO         ACQUIRING PORTFOLIO
                                               ------------------         -------------------

  Net Assets (thousands)                                      $ 202,993            $ 1,717,846
  Number of Holdings                                                 81                     65
  Portfolio Turnover Rate                                           54%                    3 %
  As a percentage of Net Assets
     Common Stocks                                                97.6%                  99.1%
     Security Lending Collateral                                   4.6%                   6.6%
     Liabilities in excess of other assets                        -2.2%                  -5.7%
                                                                 100.0%                 100.0%

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

         ACQUIRING PORTFOLIO             %        ACQUIRED PORTFOLIO        %
         -------------------                      ------------------
Chicago Mercantile Exchange             5.7%   PepsiCo, Inc.              4.1%
Expeditors International of
Washington, Inc.                        5.2%   United Technologies Corp.  3.8%
QUALCOMM, Inc.                          4.7%   BJ Services Co.            3.5%
Schlumberger, Ltd.                      4.2%   T. Rowe Price Group, Inc.  3.0%
                                               Prudential Financial,
Caterpillar, Inc.                       3.9%   Inc.                       3.0%
American Express Co.                    3.7%   American Express Co.       2.9%
Microsoft Corp.                         3.7%   General Electric Co.       2.9%
United Parcel Service Inc. -- Class B   3.5%   Disney (Walt) Co. (The)    2.8%
Marriott International, Inc. --
Class A                                 3.4%   Coach, Inc.                2.8%
WellPoint, Inc.                         3.4%   JP Morgan Chase & Co.      2.7%

      COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING PORTFOLIOS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Portfolio. It is expected that combining the Portfolios in the manner proposed in the Reorganization Plan would allow shareholders of the Acquired Portfolio to lower operating expenses and may permit shareholders of the Acquiring Portfolio to realize economies of scale. For further information on the fees and expenses of the Acquiring Portfolio, please see "More Information Regarding the Acquiring Portfolio" in this Proxy Statement/Prospectus.

OPERATING EXPENSES

The current expenses of each Portfolio and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the proposed Reorganization as of December 31, 2005. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable insurance contracts. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.


                 ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of each Portfolio's average daily net assets)
                 --------------------------------------------------------------------------------------------------

                                                                                                                   Total Annual
                                                                    Distribution &                              Portfolio Operating
                                             Management Fees     Service (12b-1) Fees      Other Expenses            Expenses
                                             ---------------     --------------------      --------------      --------------------
ACQUIRING PORTFOLIO(a)
Initial Class Shares                              0.72%                  0.00%(b)             0.08%(c)                 0.80%
Service Class Shares                              0.72%                  0.25%                0.08%(c)                 1.05%

ACQUIRED PORTFOLIO(d)
Initial Class Shares                              0.75%                  0.00%(b)             0.11%(e)                 0.86%
Service Class Shares                              0.75%                  0.25%                0.11%(e)                 1.11%

PRO FORMA -- ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO
Initial Class Shares                              0.71%                  0.00%(b)             0.07%(c)                 0.78%
Service Class Shares                              0.71%                  0.25%                0.07%(c)                 1.03%

PRO FORMA -- ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO AND
ADDITIONAL MERGED PORTFOLIO(f)
Initial Class Shares                              0.69%                  0.00%(b)             0.08%(c)                 0.77%
Service Class Shares                              0.69%                  0.25%                0.08%(c)                 1.02%

(a) Annual Portfolio operating expenses are based on the Portfolio's expenses for the fiscal year ended December 31, 2005.

(b) The Board has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 Plan, and the Board had determined that no fees will be paid under such plan through at least April 30, 2007. The Board reserves the right to cause such fees to be paid after that date.

(c) The Acquiring Portfolio has a contractual arrangement with TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the Acquiring Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(d) Annual Portfolio operating expenses are estimated based on the Portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.

(e) The Acquired Portfolio has a contractual arrangement with TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the Acquired Portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97% average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(f) The Reorganization may occur at or around the same time that another series of ATST, Janus Growth, is reorganized into the Acquiring Portfolio (see discussion in "The Reorganization of Janus Growth into the Acquiring Portfolio" below). The Annual Portfolio Operating Expenses reflect the impact of both reorganizations.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Portfolio and in the surviving Portfolio after the Reorganization for the time periods indicated. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The examples do not reflect expenses and charges which are, or may be, imposed under your variable insurance contracts. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The return is for illustration purposes only and is not guaranteed.

                                              1 YEAR         3 YEARS         5 YEARS        10 YEARS
                                              ------         -------         -------        --------
ACQUIRING PORTFOLIO
Initial Class Shares                           $ 82            $255            $444          $  990
Service Class Shares                           $107            $334            $579          $1,283

ACQUIRED PORTFOLIO
Initial Class Shares                           $ 88            $274            $477          $1,061
Service Class Shares                           $113            $353            $612          $1,352

PRO FORMA -- ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO
Initial Class Shares                           $ 80            $249            $433          $  966
Service Class Shares                           $105            $328            $569          $1,259

PRO FORMA -- ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO AND
ADDITIONAL MERGED PORTFOLIO
Initial Class Shares                           $ 79            $246            $428          $  954
Service Class Shares                           $104            $325            $563          $1,248

              MANAGEMENT AND PERFORMANCE OF THE ACQUIRING PORTFOLIO

THE INVESTMENT ADVISER AND SUB-ADVISER

TFAI has overall responsibility for the management of the Acquiring Portfolio. For such services, the Acquiring Portfolio pays an investment advisory fee monthly at the annual rate of 0.75% of the first $500 million of the Acquiring Portfolio's average daily net assets and 0.70% of the average daily net assets over $500 million. Effective October 27, 2006, TFAI will reduce its investment advisory fee to 0.65% of average daily net assets in excess of $2.5 billion. For more information about TFAI, see "More Information Regarding the Acquiring Portfolio -- Investment Advisory Arrangements" below.

TFAI has entered into a sub-advisory agreement with TIM to provide investment advisory services to the Acquiring Portfolio. TIM is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of June 30, 2006, TIM has approximately $19 billion in assets under management. The name, address and principal occupation of the principal executive officer and each managing member of TIM are set forth in Appendix G.

Pursuant to the Acquiring Portfolio's sub-advisory agreement, TIM furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Portfolio and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of ATST Board and TFAI. For such services, TFAI currently pays TIM 0.35% of the first $500 million of average daily net assets and 0.30% of average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation arrangement. Effective October 27, 2006, TIM will reduce its investment sub-advisory fee to 0.25% of average daily net assets in excess of $2.5 billion. In addition, also effective October 27, 2006, for purposes of calculating investment sub-advisory fees and applicable breakpoints, TIM will combine the Acquiring Portfolio's assets with those of Transamerica IDEX Mutual Funds -- TA IDEX Transamerica Equity, a series of another mutual fund.

A discussion regarding the basis of the Board's approval of the Acquiring Portfolio's investment advisory arrangements is available in the Acquiring Portfolio's annual report for the period ended December 31, 2005.

The following individual has responsibility for the day-to-day management of the Acquiring Portfolio:

GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

The Acquiring Portfolio's Statement of Additional Information, dated May 1, 2006 as supplemented from time to time, provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Acquiring Portfolio shares. It is available upon request.

PRINCIPAL INVESTMENT STRATEGIES

 The Acquiring Portfolio's sub-adviser, TIM, uses a "bottom-up" approach to investing and builds the Portfolio's portfolio one company at a time by investing fund assets principally in equity securities. TIM generally invests at least 80% of the Portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long-term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

 TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

     -    shareholder-oriented management

     -    dominance in market share

     -    cost production advantages

     -    leading brands

     -    self-financed growth

     -    attractive reinvestment opportunities

 While TIM invests principally in domestic common stocks, the Acquiring Portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

 Under adverse or unstable market conditions, the Acquiring Portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Acquiring Portfolio would do this only in seeking to avoid losses, the Acquiring Portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PERFORMANCE OF THE ACQUIRING PORTFOLIO

The bar chart and tables below provide some indication of the risks of investing in the Acquiring Portfolio by showing changes in the Acquiring Portfolio's Initial Class share performance from year to year and by showing how the Acquiring Portfolio's average annual total returns for different periods compare to those of broad measures of market performance, the Russell 1000 Growth Index (Russell 1000 Growth), which measures the performance of those Russell 1000 companies with higher price-to-book rates and higher forecasted growth values, and the Standard & Poors' 500 Composite Stock Price Index (S&P 500 Index), a widely recognized index of market performance which is composed of 500 widely held common stocks that measures the general performance of the market. Absent limitation of the Acquiring Portfolio's expenses, total returns would be lower. The information does not include charges or deductions under the variable insurance contracts. Any such charges will reduce your return. Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. As with all mutual funds, past performance is not a prediction of future results.

ATST TRANSAMERICA EQUITY -- INITIAL CLASS


                                                                 YEAR-BY-YEAR TOTAL RETURN
HIGHEST AND LOWEST RETURNS                                       (as of 12/31 of each year)
HIGHEST QUARTER               12/31/1999  33.85%                 (BAR CHART)

LOWEST QUARTER                09/30/2001  (18.38)%               1986 - 7.19%
                                                                 1997 - 52.84%
                                                                 1998 - 43.28%
                                                                 1999 - 37.79%
                                                                 2000 - (9.68)%
                                                                 2001 - (17.63)%
                                                                 2002 - (22.24)%
                                                                 2003 - 31.22%
                                                                 2004 - 15.81%
                                                                 2005 - 16.54%

The year-to-date return for the period ended June 30, 2006 is 2.47%.




AVERAGE ANNUAL TOTAL RETURNS(1)                                                                             10 Years or
(as of 12/31/05)                                                          1 Year          5 Years          Inception(2)
-------------------------------                                           ------          -------          ------------
Initial Class                                                             16.54%             2.55%             14.24%
Service Class                                                             16.28%              N/A              20.55%
Russell 1000 Growth Index                                                  5.26%            (3.58)%            6.73%
S&P 500 Index*                                                             4.91%             0.54%             9.07%


(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc. which employed different investment strategies.

(2)  Service Class shares commenced operations on May 1, 2003.

(3) The S&P 500 Index previously served as the Acquiring Portfolio's benchmark index. It was changed because the new benchmark index reflects more closely the investment strategies of the Acquiring Portfolio.

PERFORMANCE OF THE ACQUIRED PORTFOLIO

The bar chart and tables below provide some indication of the risks of investing in the Acquired Portfolio by showing changes in the Acquired Portfolio's Initial Class share performance from year to year and by showing how the Acquired Portfolio's average annual total returns for different periods compare to those of a broad measure of market performance, the Standard & Poors' 500 Composite Stock Price Index (S&P 500 Index), a widely recognized index of market performance which is composed of 500 widely held common stocks that measures the general performance of the market. Absent limitation of the Acquired Portfolio's expenses, total returns would be lower. The information does not include charges or deductions under the variable insurance contracts. Any such charges will reduce your return. Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. As with all mutual funds, past performance is not a prediction of future results.

ATST GREAT COMPANIES -- AMERICA(SM) -- INITIAL CLASS



                                                                                YEAR-BY-YEAR TOTAL RETURN
HIGHEST AND LOWEST RETURNS                                                     (as of 12/31 of each year)

HIGHEST QUARTER              06/30/2003  12.74%           Insert bar chart: 2001 -- (12.20)%; 2002 -- (20.69)%; 2003 -- 24.67%;

LOWEST QUARTER               06/30/2002  (16.25)%                               2004 -- 1.72%; 2005 -- 3.88%





The year-to-date return for the period ended June 30, 2006 is (1.28)%.



AVERAGE ANNUAL TOTAL RETURNS(1)                                                                             10 Years or
(as of 12/31/05)                                                          1 Year          5 Years          Inception(1)
-------------------------------                                           ------          -------          ------------
Initial Class                                                              3.88%            (1.77)%            0.76%
Service Class                                                              3.63%              N/A              8.15%
S&P 500 Index                                                              4.91%             0.54%            (1.06)%



(1) Initial Class shares commenced operations May 1, 2000; Service Class shares commenced operations May 1, 2003.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for Initial Class shares and Service Class shares of the Acquiring Portfolio. The Acquired Portfolio will distribute the shares of the Acquiring Portfolio received in the exchange to its shareholders, and then the Acquired Portfolio will be liquidated.

After the Reorganization, each shareholder of the Acquired Portfolio will own shares in the Acquiring Portfolio having an aggregate value equal to the aggregate value of shares of the Acquired Portfolio held by that shareholder as of the close of business on the business day preceding the Closing. Initial Class and Service Class shareholders of the Acquired Portfolio will receive shares of the corresponding class of the Acquiring Portfolio.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Portfolio in the names of the shareholders of the Acquired Portfolio and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the account of the Acquired Portfolio. No charges or fees of any kind will be charged to the shareholders of the Acquired Portfolio in connection with their receipt of shares of the Acquiring Portfolio in the Reorganization.

Until the Closing, shareholders of the Acquired Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received for the redemption of Acquiring Portfolio shares received by the shareholder in the Reorganization.

The obligations of the Portfolios under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Portfolio. The Reorganization Plan also requires that the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION

The Portfolios have investment objectives, strategies and risks that are comparable in many respects. Because the Acquired Portfolio may invest in similar types of securities as the Acquiring Portfolio, the Portfolios are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Portfolio, also managed by TIM, which should benefit shareholders of the Portfolios by spreading costs across a larger, combined asset base, and allow shareholders of the Acquired Portfolio to continue to participate in a professionally managed portfolio at a lower level of operating expenses which has a stronger investment track record over the trailing one-year, three-year and five-year periods. Also, a larger Acquiring Portfolio offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

TFAI may be deemed to have a material interest in the proposed Reorganization due to the higher advisory fees payable to it by the Acquiring Portfolio, as compared to the Acquired Portfolio, on fund assets of $1-$2.5 billion, after which the Portfolios would pay the same advisory fee rate. However, TFAI currently receives a higher effective advisory fee (i.e., after payment of sub-advisory fees) from the Acquired Portfolio on fund assets up to $1 billion, after which it receives the same net advisory fees as it receives with respect to the Acquiring Portfolio. Each Portfolio had net assets of less than $1 billion as of a recent date. Similarly, TIM may be deemed to have a material interest in the proposed Reorganization because it is entitled to a higher sub-advisory fee payable with respect to the Acquiring Portfolio on assets of up to $2.5 billion, after which it would receive the same sub-advisory fee as would be payable with respect to the Acquired Portfolio.

TAX CONSIDERATIONS

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Portfolio, the Acquiring Portfolio, nor the shareholders will recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Immediately prior to the Reorganization, the Acquired Portfolio will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Portfolio's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Portfolio's shareholders.

As of December 31, 2005, Great Companies -- America(SM), had accumulated capital loss carryforwards in the amount of approximately $14,331 (in thousands). The Acquired Portfolio's capital loss carryforwards may be used to offset, at least in part, any capital gains realized by the Acquired Portfolio prior to the Reorganization. After the Reorganization, these losses may be available to the Acquiring Portfolio to offset its capital gains, although the amount of these losses which may offset the Acquiring Portfolio's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Portfolio may not be able to use these losses as rapidly as the Acquired Portfolio might have, and part of these losses may not be useable at all. The ability of the Acquiring Portfolio to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of the Acquired Portfolio. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Portfolio.

EXPENSES OF THE REORGANIZATION

TFAI and/or its affiliates will bear all of the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Portfolio's registration statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The costs of the Reorganization are estimated to be approximately $124,300.

It is anticipated that certain portfolio holdings of the Acquired Portfolio may be liquidated in connection with the Reorganization or after completion of the Reorganization as part of the rationalization of the Acquiring Portfolio's post-Reorganization portfolio. The timing and extent of such transactions is difficult to predict, but portfolio holdings liquidation is not expected to exceed 50% of the Acquired Portfolio's pre-Reorganization portfolio. The commission rates per share associated with liquidation of such a percentage of the Acquired Portfolio's portfolio as of April 30, 2006 are estimated to be $0.03. Such brokerage transactions may negatively affect performance.

BOARD CONSIDERATIONS

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on July 18-19, 2006. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"), of ATST determined that the interests of the shareholders of the respective Portfolios would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Portfolios and its shareholders.

The Board, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Portfolio and the Acquiring Portfolio, which indicated that current shareholders of the Acquired Portfolio will benefit from the Reorganization by getting a comparable investment. The Board noted TFAI's and TIM's agreement to reduce the advisory fees and sub-advisory fees payable with respect to Acquiring Portfolio assets in excess of $2.5 billion to the benefit of investors;

2. the Reorganization would allow shareholders of the Acquired Portfolio to continue to participate in a professionally managed portfolio;

3. the Reorganization would not dilute the interests of any Portfolio's current shareholders;

4. TIM's demonstrated capacity to competently managed money in an equity growth style, and the stronger relative investment performance of the Acquiring Portfolio as compared to the Acquired Portfolio over the past five years;

5. the comparability of the Acquired Portfolio's investment objectives, policies and restrictions, and share class structure to those of the Acquiring Portfolio, which indicates that Acquired Portfolio shareholders will continue in a similar investment vehicle;

6. the process employed by ATST management to evaluate potential acquiring ATST series and ultimately recommend the Acquiring Portfolio as the most appropriate acquiring series for the Acquired Portfolio and its shareholders;

7. elimination of duplication of costs and inefficiencies of having two comparable Portfolios;

8. the tax-free nature of the Reorganization to each Portfolio and its shareholders;

9. the Acquiring Portfolio's prior sub-adviser, Great Companies, has ceased operations, and both Acquiring and Acquired Portfolios are sub-advised currently by TIM; and

10. TFAI and/or its affiliates will bear all of the expenses relating to the Reorganization.

The Board also considered the future potential benefits to the Acquiring Portfolio in that its expense ratio may be reduced if the Reorganization Plan is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED PORTFOLIO APPROVE THE REORGANIZATION PLAN.

THE PROPOSED REORGANIZATION OF JANUS GROWTH INTO THE ACQUIRING PORTFOLIO

The Reorganization may occur at or around the same time that another portfolio of ATST, Janus Growth, is reorganized into the Acquiring Portfolio. Like the Acquired and Acquiring Portfolios, Janus Growth is advised by TFAI. Pursuant to Janus Growth's reorganization plan, if approved by its shareholders, Janus Growth will be reorganized into the Acquiring Portfolio on or around the date of the Closing. As a result of this reorganization, each shareholder of Janus Growth will become a shareholder of the Acquiring Portfolio and will hold, immediately after the closing of this reorganization, shares of the same class of the Acquiring Portfolio having an aggregate value equal to the aggregate value of the same class of shares of Janus Growth held by that shareholder as of the close of business on the date of the closing of this reorganization. It is anticipated that certain portfolio holdings of Janus Growth may be liquidated in connection with the Reorganization or after completion of the Reorganization as part of the rationalization of the Acquiring Portfolio's post-Reorganization portfolio. The timing and extent of such transactions is difficult to predict, but portfolio holdings liquidation is not expected to exceed 50% of Janus Growth's pre-Reorganization portfolio. The commission rates per share associated with liquidation of such a percentage of Janus Growth's portfolio as of June 30, 2006 are estimated to be $0.03. Such brokerage transactions may negatively affect performance.

Janus Growth's reorganization is not dependent on the Reorganization, and vice versa. Janus Growth's reorganization could potentially further benefit the Acquiring Portfolio in that its costs may be reduced further, which could also benefit shareholders of the Acquired Portfolio if the Reorganization is consummated.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

FORM OF ORGANIZATION

Each Portfolio is a series of ATST, a Delaware statutory trust registered as an open-end management investment company. ATST is governed by the Board, which currently consists of ten (10) trustees, nine (9) of whom are not "interested persons" (as defined in the 1940 Act).

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Portfolio pays dividends from net investment income, and each distributes net capital gains, if any, at least annually. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of the Portfolio unless otherwise directed by shareholders.

If the Reorganization Plan is approved by shareholders of the Acquired Portfolio, then as soon as practicable before the Closing, the Acquired Portfolio will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Portfolios' policies and procedures with respect to the disclosure of their portfolio securities is available in the ATST Statement of Additional Information, as supplemented from time to time. In addition, investors should note that each Portfolio publishes its holdings on its website at www.transamericaseriestrust.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.


CAPITALIZATION OF THE PORTFOLIOS

The following table shows on an unaudited basis the capitalization of each Portfolio and on a pro forma basis, each as of June 30, 2006, after giving effect to the Reorganization.


                                    NET ASSETS    NET ASSET VALUE   SHARES OUTSTANDING
                                    (THOUSANDS)      PER SHARE         (THOUSANDS)
                                    -----------   ---------------   ------------------
ACQUIRING PORTFOLIO
Initial Class Shares                $1,670,411        $24.46              68,300
Service Class Shares                   $47,435        $24.29               1,953

ACQUIRED PORTFOLIO
Initial Class Shares                  $199,236        $10.05              19,833
Service Class Shares                    $3,757        $10.05                 374

PRO FORMA -- ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO(1) --
SHARE ADJUSTMENTS
Initial Class Shares                       N/A           N/A             (11,688)
Service Class Shares                       N/A           N/A                (219)

PRO FORMA -- ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO(1)
Initial Class Shares                $1,869,647        $24.46              76,445
Service Class Shares                   $51,192        $24.29               2,108

PRO FORMA -- ACQUIRING PORTFOLIO
INCLUDING ACQUIRED PORTFOLIO AND
ADDITIONAL MERGED PORTFOLIO(2)
Initial Class Shares                $3,367,642        $24.46             137,688
Service Class Shares                   $55,783        $24.29               2,297

------------
(1) The net assets of the Acquired Portfolio will be converted to shares based on the Acquiring Portfolio's net asset value per share.
(2) The net assets of the Acquired Portfolio and additional merged Portfolio (see discussion in "The Reorganization of Janus Growth into Acquiring Portfolio" above) will be converted to shares based on the Acquiring Portfolio's net asset value per share.


              PROPOSAL 2 -- APPROVAL OF TIM SUB-ADVISORY AGREEMENT

THE ACQUIRED PORTFOLIO'S INVESTMENT ADVISORY ARRANGEMENT

TFAI serves as the investment adviser to the Acquired Portfolio pursuant to an investment advisory agreement dated as of January 1, 1997. TFAI is authorized to hire sub-advisers to furnish investment advice and recommendations in connection with its management of the Portfolio. TFAI previously hired Great Companies as sub-adviser, and has recently hired TIM as interim sub-adviser, to the Portfolio. In return for its services for the Acquired Portfolio, TFAI receives compensation, calculated daily and paid monthly, from the Portfolio as follows:
0.75% of the first $500 million of average daily net; 0.70% of average daily net assets in excess of $500 million up to $1 billion; and 0.65% of average daily net assets in excess of $1 billion. For more information, see "More Information Regarding the Acquiring Portfolio -- Investment Advisory Arrangements" below.

THE PRIOR SUB-ADVISORY AGREEMENT. Until August 1, 2006, Great Companies served as the Acquired Portfolio's sub-adviser pursuant to a sub-advisory agreement between TFAI and Great Companies dated May 1, 2000, which was last submitted to a vote of the Acquired Portfolio shareholders on May 1, 2000. Pursuant to the sub-advisory agreement, Great Companies received monthly compensation from TFAI at the annual rate of a specified percentage of the Acquired Portfolio's average daily net assets as follows: 0.30% of the first $500 million of average daily net assets, and 0.25% of average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation. During the Acquired Portfolio's most recently completed fiscal year ended December 31, 2005, Great Companies received an aggregate total of $900,799 from TFAI for services rendered to the Acquired Portfolio.

ACQUISITION OF GREAT COMPANIES' INTERESTS. The acquisition was deemed to result in an "assignment" (as that term is used for regulatory purposes) which resulted in the termination of the sub-advisory agreement between TFAI and Great Companies.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Great Companies) to a registered investment company (such as the Acquired Portfolio) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an "assignment" of an advisory contract (which could be deemed to be the case with respect to Great Companies' former investment sub-advisory agreement) if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The Board has been advised by TFAI that it is not aware of any circumstances arising from the arrangement described above that might result in an unfair burden being imposed on the Acquired Portfolio. With respect to the other condition, management will use its reasonable efforts to cause the Acquired Portfolio to comply with the requirements of Section 15(f) and to assure that after at least 75% of the members of the Board of ATST are not "interested persons" for the applicable periods following the acquisition.

THE INTERIM SUB-ADVISORY AGREEMENT. As previously noted, in connection with the acquisition of Great Companies' interests, the Board approved, upon management's recommendation, the appointment of TIM on an interim basis as investment sub-adviser to the Acquired Portfolio. Such appointment was done in accordance with Rule 15a-4 under the 1940 Act which, in relevant part, permits the appointment of an investment adviser or sub-adviser such as TIM on an interim basis without shareholder approval where such shareholder approval otherwise would be required, subject to certain conditions. Of primary importance, Rule 15a-4 requires, among other things, that the interim arrangement provide that the compensation payable thereunder will be held in an interest-bearing escrow account with the custodian and will be paid to the adviser if shareholders approve a permanent agreement with the adviser/sub-adviser within 150 days. If shareholders reject the agreement, the adviser/sub-adviser is paid only the lesser of its costs in performing the interim arrangements or the amount in the escrow account. The Interim Sub-Advisory Agreement is intended to comply with Rule 15a-4. In addition, the investment sub-advisory fees payable thereunder are identical to those of the prior investment sub-advisory agreement with Great Companies. The Interim Sub-Advisory Agreement will expire at the earlier of 150 days after August 1, 2006, the approval of the TIM Sub-Advisory Agreement, or the replacement of TIM by another investment sub-adviser in compliance with applicable law.


THE TIM SUB-ADVISORY AGREEMENT

The following summary of the TIM Sub-Advisory Agreement is qualified in its entirety by reference to the agreement, a form of which is attached as Appendix E.

The TIM Sub-Advisory Agreement provides that, subject to TFAI's and the Board's supervision, TIM is responsible for managing the investment operations of the Acquired Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Acquired Portfolio, all in accordance with the investment objective and policies of the Acquired Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, TIM will also maintain, and provide TFAI with, all books and records relating to the transactions it executes or that are otherwise required under the 1940 Act, and render to the Trustees such periodic and special reports as the Board may reasonably request. The TIM Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, TIM will not be liable for any act or omission in connection with its activities as sub-adviser to the Acquired Portfolio.

Under its terms, the TIM Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the TIM Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Acquired Portfolio. Additionally, the TIM Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Acquired Portfolio's Advisory Agreement with TFAI, and the TIM Sub-Advisory Agreement may be terminated at any time by TIM or TFAI on 60 days' written notice to the other. If the Reorganization Plan discussed above in Proposal 1 is approved, the TIM Sub-Advisory Agreement effectively will terminate when the Acquired Portfolio is liquidated in accordance with the terms of the Reorganization Plan. If the Reorganization Plan is rejected but the TIM Sub-Advisory Agreement is approved, TIM will continue to provide investment sub-advisory services to the Acquired Portfolio pursuant to the terms of the TIM Sub-Advisory Agreement, and changes to the Acquired Portfolio's investment program could be made.

Compensation payable by TFAI to TIM under the TIM Sub-Advisory Agreement equals the compensation payable under the sub-advisory agreement with Great Companies and the Interim Sub-Advisory Agreement.

For more information about TIM, see "Management and Performance of the Acquiring Portfolio -- The Investment Adviser and Sub-Adviser" above.


BOARD CONSIDERATIONS

On July 18-19, 2006, at an in-person meeting of the Board, at which a majority of the Trustees, including a majority of the Independent Trustees were in attendance, the Board determined whether the Interim Sub-Advisory and TIM Sub-Advisory Agreements should be approved for an interim period (in the case of the Interim Sub-Advisory Agreement) and for a two-year period, subject to shareholder approval, in the case of the TIM Sub-Advisory Agreement. Following their review, the Trustees determined that the agreements would enable shareholders of the Acquired Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. The Board, including the Independent Trustees, approved the agreements. In reaching their decision, the Trustees requested and obtained from TFAI and TIM such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received about the acquisition of Great Companies, the proposed Reorganization of the Acquired Portfolio, and the necessity to appoint an interim sub-adviser to avoid the orphanage of the Acquired Portfolio, as well as information received throughout the year as part of their regular oversight of the Acquired Portfolio (including information from TFAI and Great Companies), as well as information about TIM, which serves as investment sub-adviser to other series of ATST. The Trustees also obtained and reviewed certain comparative information regarding performance of the Acquiring Portfolio relative to performance of the Acquired Portfolio as well as of a peer group of other comparable mutual funds. In considering the agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

THE NATURE, EXTENT AND QUALITY OF THE ADVISORY SERVICE TO BE PROVIDED. The Board considered the nature and quality of the sub-advisory services anticipated to be provided by TIM to the Acquired Portfolio (including the ability to pursue the Acquired Portfolio's investment program unchanged during the interim period), and the services that TIM currently provides to other series of ATST. The Board concluded that TIM is capable of providing high quality services to the Acquired Portfolio, as indicated by the nature and quality of services provided to other series managed by TIM; TIM's management capabilities demonstrated with respect to these other series; the experience, capability and integrity of TIM's management; the financial resources of TIM; and the professional qualifications and experience of TIM's portfolio management team to manage the Acquired Portfolio. The Trustees also concluded that TIM proposed to provide services that are appropriate in scope and extent in light of the Acquired Portfolio's current operations, and the competitive landscape of the investment company business and investor needs.

THE INVESTMENT PERFORMANCE OF THE ACQUIRED PORTFOLIO. The Board reviewed comparative information prepared by Strategic Insight Simfund from data compiled by Lipper Analytics regarding TIM's performance in managing the Acquiring Portfolio, relative to the Acquired Portfolio's performance and the performance of a peer group of other comparable mutual funds. The Board noted that the Acquiring Portfolio had consistently outperformed the Acquired Portfolio and most of its peers over the trailing one-, three- and five-year periods ended April 30, 2006, and had consistently achieved performance that was in the top quarter of comparable funds. The Board concluded, based on the Trustees' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by TIM and TIM's historical performance in managing the Acquiring Portfolio, that TIM is capable of generating a level of investment performance for the Acquired Portfolio that is appropriate in light of the Acquired Portfolio's investment objective, policies and strategies and competitive with other investment companies, as demonstrated by TIM with respect to other registered investment companies, including other series of ATST, for which it serves as adviser or sub-adviser (See Appendix H). The Board also concluded, in light of the past performance of the Acquired Portfolio, that TIM offered a reasonable prospect for improved overall Acquired Portfolio performance during the interim period, and thereafter if the Reorganization Plan is not approved and TIM continues to serve as the sub-adviser to the Acquired Portfolio.

THE COST OF SUB-ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. The Board concluded that the level of anticipated investment sub-advisory fees payable under the TIM Sub-Advisory Agreement is appropriate in light of the proposed sub-advisory fee schedule (which remains unchanged in comparison to the sub-advisory agreement between TFAI and Great Companies in connection with providing sub-advisory services to the Acquired Portfolio), the estimated expense ratio of the Acquired Portfolio (which also is expected to remain unchanged), the competitiveness of the Acquired Portfolio's expenses when compared to the expense ratios of comparable investment companies (based on information prepared by Lipper Analytics, and the anticipated profitability of the relationship between the Acquired Portfolio, TFAI, TIM and their affiliates.

WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE AND THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE ACQUIRED PORTFOLIO GROWS. The Board concluded that the existence of asset-based breakpoints in the Acquired Portfolio's advisory and sub-advisory fee schedules appropriately benefits investors by realizing economies of scale in the form of lower management and sub-advisory fees as the level of assets grows. In addition, the Board concluded that the Acquired Portfolio's management fees appropriately reflect the Acquired Portfolio's current size, the current economic environment for TFAI and TIM, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Acquired Portfolio has achieved economies of scale and the appropriateness of sub-advisory fees payable by TFAI (as well as the management fees that the Acquired Portfolio pays to TFAI) in the future if the Reorganization Plan is not approved.

BENEFITS (SUCH AS SOFT DOLLARS) TO TIM AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE ACQUIRED PORTFOLIO. The Board concluded that other benefits derived by TIM and its affiliates (including TFAI) from their relationship with the Acquired Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Acquired Portfolio and its shareholders. In this regard, the Board noted that TIM participates (as did Great Companies) in a program pursuant to which a portion of brokerage commissions paid by the Acquired Portfolio is recaptured for the benefit of the Acquired Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements TIM may engage in with respect to the Acquired Portfolio's brokerage transactions. In addition, the Trustees determined that the management, administration, fund accounting and other fees paid by the Acquired Portfolio to TFAI and affiliates of TFAI and TIM are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Acquired Portfolio's overall operating expenses, and the necessity of the services for the Acquired Portfolio's operations.

OTHER CONSIDERATIONS. In evaluating how to respond to the potential orphaning of the Acquired Portfolio that would be occasioned by Great Companies' impending cessation of operations, the Board discussed at length with ATST management the process by which management proposed the retention of TIM as sub-adviser to the Acquired Portfolio. Following management's explanation of the process by which prospective sub-advisers were initially screened and further evaluated, the Board concluded that the evaluation process was reasonably designed to identify a prospective sub-adviser with the resources necessary to manage the Acquired Portfolio in the best interests of shareholders, and without regard to affiliations with TFAI. In approving the Interim Sub-Advisory Agreement and the TIM Sub-Advisory Agreement, the Board also considered the high quality of TIM's portfolio management personnel and TIM's overall portfolio management capabilities, as demonstrated with respect to other series of ATST, and determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and has the financial and operational resources reasonably necessary to manage the Acquired Portfolio. The Board considered the terms of the arrangements pursuant to which the interests of Great Companies are being acquired, and the affiliations existing between TFAI, TIM and Great Companies, and determined that the acquisition and proposed Reorganization were consistent with (and not adverse to) shareholders' interests. The Board also noted TIM's willingness to serve during an interim period, and that compensation payable under the Interim Sub-Advisory Agreement would be held in escrow and would not be paid until the TIM Sub-Advisory Agreement is considered by the shareholders.


OTHER INFORMATION

AFFILIATIONS AND AFFILIATED BROKERAGE. During the fiscal year ended December 31, 2005, the Acquired Portfolio paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Acquired Portfolio, TFAI, Great Companies, TIM or affiliated persons of such persons ("Affiliated Brokers").


                               GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

TFAI, the Portfolios' investment adviser, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Transamerica Fund Services, Inc. ("TFS") is the Acquired and Acquiring Portfolios' administrator and transfer agent, and AFSG Securities Corp ("AFSG") is the Acquired and Acquiring Portfolios' distributor/principal underwriter. TFS is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. AFSG is located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52494. During the fiscal year ended December 31, 2005, the Acquired Portfolio paid TFS $51,603 for administrative and transfer agent services and the Acquired Portfolio paid AFSG $10,343.16 for distribution services. If the proposed TIM Sub-Advisory Agreement is approved, TFAI, TFS and

AFSG will continue to render the same services as they currently render. TFAI, TIM, Great Companies, TFS and AFSG are affiliates of AEGON, N.V., a Netherlands corporation.


OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.


SHAREHOLDER REPORTS

Shareholders can find important information about the Portfolios in the Annual Report dated December 31, 2005, and semi-annual report dated June 30, 2006 which has been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to TFS at the address shown above.


PROXY SOLICITATION

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about September 14, 2006, but proxies may also be solicited by telephone and/or in person by representatives of ATST, regular employees of TFS, their affiliate(s), or Computershare Fund Services ("Computershare"), a private proxy services firm. The estimated costs of retaining Computershare is approximately $89,300, which will be paid by TFAI and/or its affiliates. If we have not received your instructions as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your voting instructions. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, if applicable.

The cost of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by TFAI and/or its affiliates.


SHAREHOLDER VOTING

Shareholders of record of the Acquired Portfolio at the close of business on August 4, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding 19,753,787.519 shares of the ATST Great Companies -- America(SM).

The persons owning of record or beneficially 5% or more of the outstanding shares of the Acquired Portfolio (and the Acquiring Portfolio) as of the Record Date, are set forth in Appendix D. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of either Portfolio. As of the Record Date, there were no persons who were known to control either Portfolio.

Insurance companies that use shares of the Acquired Portfolio as funding media for their variable insurance contracts will vote shares of the Portfolio held by their separate accounts in accordance with the instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of the Acquired Portfolio held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in the Acquired Portfolio will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of owners of variable insurance contracts could determine the outcome of the vote, if other owners fail to vote.

Thirty-three and one-third percent (33 1/3%) of the Acquired Portfolio's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Acquired Portfolio shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The insurance company named on the enclosed voting instruction form will vote in accordance with your directions, if your form is received properly executed. If we receive your voting instruction form and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your units may be represented at the Special Meeting, you are requested to provide your instructions by mail, the Internet or by telephone by following the enclosed instructions. If you vote by telephone or Internet, please do not return your voting instruction form, unless you later elect to change your instructions. You may revoke your instructions: (a) at any time prior to its exercise by written notice of its revocation to the secretary of ATST prior to the Special Meeting; (b) by the subsequent execution and return of another voting instruction form prior to the Special Meeting; or (c) by being present and providing voting instructions in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered voting instruction form.


VOTE REQUIRED

Approval of either the Reorganization Plan or the TIM Sub-Advisory Agreement requires, if a quorum is present at the Special Meeting, the vote of a "majority of the outstanding voting securities" of the Acquired Portfolio, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Portfolio's outstanding shares. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization and the TIM Sub-Advisory Agreement.


SHAREHOLDER PROPOSALS

As a general matter, ATST does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


INFORMATION ABOUT THE PORTFOLIOS

ATST is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolios can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Portfolios.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        By Order of the Board of Trustees,


                                        Dennis P. Gallagher
                                        General Counsel and Secretary,
                                        AEGON/Transamerica Series Trust
September 13, 2006
570 Carillon Parkway
St. Petersburg, Florida 33716

               MORE INFORMATION REGARDING THE ACQUIRING PORTFOLIO

The following information applies to both the Acquired and Acquiring Portfolios.


INVESTMENT ADVISORY ARRANGEMENTS

The assets of the Portfolios are managed by TFAI pursuant to an investment advisory agreement (the "Advisory Agreement") dated as of January 1, 1997, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on November 2, 2005, and was last approved by shareholders on April 26, 2002. TFAI selects sub-advisers, which employ the portfolio manager(s) in connection with its management of the Portfolios. All such advisers to the Portfolios are supervised by the Board. You can find additional information about the ATST Trustees and officers in the Statement of Additional Information of ATST, dated May 1, 2006. The names, addresses and principal occupations of the principal executive officer and each director of TFAI are set forth in Appendix F, as is information regarding its ownership.

TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including TIM and Great Companies. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Portfolios. This fee is calculated on the average daily net assets of each Portfolio and is paid at the rates previously shown in this Proxy Statement/Prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("WRL") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to certain portfolios, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. Great Companies and TIM are affiliates of TFAI and ATST.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution Arrangements" in this section of this Proxy Statement/Prospectus.

ATST may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits ATST and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

     (1) employ a new unaffiliated sub-adviser for a Portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

     (2)  materially change the terms of any sub-advisory agreement; and

     (3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.


REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI, the investment adviser for ATST, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the ATST funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the ATST funds are not aware of any allegation of wrongdoing against them and their board at the time this Proxy Statement/Prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time.

TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the ATST portfolios, will bear the costs regarding these regulatory matters.


EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with ATST on behalf of each Portfolio, pursuant to which TFAI has agreed to reimburse a Portfolio for certain operating expenses so that the total annual operating expenses do not exceed 0.85% of average daily net assets (excluding 12b-1 fees and certain extraordinary expenses) for the Acquiring Portfolio and 0.97% of average daily net assets (excluding 12b-1 fees and certain extraordinary expenses) for the Acquired Portfolio. ATST, on behalf of the Portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of each Portfolio during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to ATST at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement, or may be terminated by ATST, without payment of any penalty, upon ninety (90) days' prior notice to TFAI.


SHARE CLASSES

ATST offers two share classes, each with its own sales charge and expense structure. Initial Class shares are subject to a Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of a Portfolio), but ATST does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. ATST reserves the right to pay such fees after that date. Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio). These fees and expenses will lower investment performance.


PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, ("WRL"), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. ATST currently does not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each Portfolio are purchased or redeemed at the net asset value ("NAV") per share next determined after receipt and acceptance by the ATST's distributor (or other agent) of a purchase order or receipt of a redemption request. Each Portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.


VALUATION OF SHARES

The NAV of the Portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Portfolio does not price its shares (therefore, the NAV of a Portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually
4:00 p.m. Eastern time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of certain ATST asset allocation portfolios that invest in shares of the Portfolios and corresponding orders for these shares of the Portfolios are priced on the same day when orders for shares of the asset allocation portfolios are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation portfolios before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding shares of the Portfolios on the same day, so that both orders generally will receive that day's NAV.


HOW NAV IS CALCULATED

The NAV of each Portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the Portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open end investment companies are generally valued at the NAV per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the Portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV.


DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Dividends and capital gains distributions of the Portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.


TAXES

Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are offered only to the separate accounts of WRL and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.


DISTRIBUTION AND SERVICE PLANS

ATST has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for ATST. The Plan permits the use of Portfolio assets to help finance the distribution of the shares of the Portfolios. Under the Plan, ATST, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each Portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the Portfolios. For the sale and distribution of Service Class shares, ATST may pay to various service providers up to 0.25% of the average daily net assets of a Portfolio attributable to the Service Class. Because ATST pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this Proxy Statement/Prospectus, ATST has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. ATST may, however, pay fees relating to Service Class shares.


OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the Portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies") are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the Portfolios. Additionally, if a Portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the Portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of Portfolio assets (i.e., without additional cost to the Portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the Portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Portfolios, and thus, do not result in increased Portfolio expenses, and are not reflected in the fee and expenses tables included in the Portfolios' prospectuses.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the Portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provides incentive for the insurers and other intermediaries to make the Portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investors may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the Portfolios.

Investors also should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.


MARKET TIMING/DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured; and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or excess trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.


INVESTMENT POLICY CHANGES

ATST Transamerica Equity, the Acquiring Portfolio, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain investments as indicated in this Proxy Statement/Prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Portfolios may be changed by ATST's Board without shareholder approval. To the extent authorized by law, ATST and each of the Portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.


                FINANCIAL HIGHLIGHTS FOR THE ACQUIRING PORTFOLIO

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the Acquiring Portfolio's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Portfolio for the period shown, assuming reinvestment of all dividends and distributions. The information through December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Portfolio's financial statements, is included in the 2005 Annual Report, which is available to you upon request. The information from January 1, 2006 through June 30, 2006 is unaudited.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(UNAUDITED FOR THE PERIOD ENDED JUNE 30, 2006)

                                                       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a)
                             -------------------------------------------------------------------------------------------------------
                                                 Investment Operations                        Distributions
                                         --------------------------------------   -------------------------------------
                             Net Asset       Net          Net
                  For the      Value,    Investment   Realized and                 From Net    From Net                    Net Asset
                  Period     Beginning     Income      Unrealized       Total     Investment   Realized       Total       Value, End
                 Ended (b)   of Period     (Loss)      Gain (Loss)   Operations     Income      Gains     Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
Initial Class     6/30/200    $23.87       $0.01         $ 0.58        $ 0.59       $   --      $   --       $   --         $24.46
                12/31/2005     20.88       (0.02)          3.43          3.41        (0.08)      (0.34)       (0.42)         23.87
                12/31/2004     18.03        0.09           2.76          2.85           --          --           --          20.88
                12/31/2003     13.74       (0.02)          4.31          4.29           --          --           --          18.03
                12/31/2002     17.67       (0.04)         (3.89)        (3.93)          --          --           --          13.74
                12/31/2001     21.78       (0.07)         (3.77)        (3.84)          --       (0.27)       (0.27)         17.67
------------------------------------------------------------------------------------------------------------------------------------
Service Class    6/30/2006     23.73       (0.02)          0.58          0.56           --          --           --          24.29
                12/31/2005     20.80       (0.07)          3.40          3.33         (0.06)     (0.34)       (0.40)         23.73
                12/31/2004     17.99        0.09           2.72          2.81           --          --           --          20.80
                12/31/2003     14.68       (0.04)          3.35          3.31           --          --           --          17.99
------------------------------------------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTAL DATA
                                                  ----------------------------------------------------------------------
                                                                    Ratio of Expenses
                                                  Net Assets,          To Average           Net Investment
                  For the                           End of           Net Assets (f)         Income (Loss)      Portfolio
                  Period            Total           Period        ---------------------       to Average       Turnover
                 Ended (b)      Return (c)(g)       (000's)       Net (d)     Total (e)     Net Assets (f)      Rate (g)
------------------------------------------------------------------------------------------------------------------------
Initial Class     6/30/2006          2.47%        $1,670,411       0.77%        0.77%            0.05%             3%
                 12/31/2005         16.54          1,670,310       0.80         0.80            (0.10)            34
                 12/31/2004         15.81          1,229,731       0.81         0.81             0.48             69
                 12/31/2003         31.22            640,555       0.78         0.78            (0.11)            19
                 12/31/2002        (22.24)           370,216       0.82         0.82            (0.24)            23
                 12/31/2001        (17.63)           244,735       0.85         0.91            (0.39)            51
------------------------------------------------------------------------------------------------------------------------
Service Class     6/30/2006          2.32             47,435       1.02         1.02            (0.19)             3
                 12/31/2005         16.28             37,784       1.05         1.05            (0.35)            34
                 12/31/2004         15.62             18,159       1.08         1.08             0.49             69
                 12/31/2003         22.55              1,600       1.05         1.05            (0.34)            19
------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity (the "Fund") share classes commenced operations as follows:

     Initial Class -- December 31, 1980

     Service Class -- May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the period ended June 30, 2006 and the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

INDEX OF APPENDICES


Appendix A:  Form of Plan of Reorganization

Appendix B:  Explanation of Strategies and Risks

Appendix C:  Performance Update

Appendix D:  Share Ownership

Appendix E:  Form of TIM Sub-Advisory Agreement

Appendix F:  Directors and Principal Executive Officer of TFAI

Appendix G:  Managing Members and Principal Executive Officer of TIM

Appendix H:  Similar Funds

                   APPENDIX A: FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of July 19, 2006, by AEGON/Transamerica Series Trust (the "Trust") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of its series, Great Companies -- America(SM) and Transamerica Equity.

This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (the "Reorganization") will consist of the transfer of all of the assets of Acquired Portfolio in the table below to the Acquiring Portfolio in the table below in exchange solely for Initial Class and Service Class voting shares of the Acquiring Portfolio (the "Acquiring Portfolio Shares"); the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio; and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan:

         ACQUIRED PORTFOLIO                     ACQUIRING PORTFOLIO
         ------------------                     -------------------
         Great Companies -- America(SM)         Transamerica Equity

WHEREAS, the Trust is an open-end, registered investment company of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Portfolio for the Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust also have determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for the Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction;

NOW, THEREFORE, the Trust, on behalf of the Acquiring Portfolio and the Acquired Portfolio separately, hereby approves the Reorganization Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1. Subject to the requisite approvals of the shareholders of the Acquired Portfolio and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust will transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of an Acquired Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3. The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Portfolio Shareholders"), on a pro rata basis within that class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Portfolio's shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Acquiring Portfolio Shares to be so credited to Initial and Service Class Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although shares representing interests in shares of the Acquired Portfolio will represent a number of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's then-current prospectus and statement of additional information.

1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.   VALUATION

2.1. The value of the Acquired Portfolio's assets to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange ("NYSE") and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trustee's Declaration of Trust, the then-current prospectus or statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Trustee's Board of Trustees.

2.2. The net asset value of an Acquiring Portfolio Share of any class shall be the net asset value per share computed for that class as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust, the then-current prospectus or statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Trust's Board of Trustees.

2.3. The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined by dividing the value of the net assets of the Acquired Portfolio determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquiring Portfolio's designated record keeping agent.

3.   CLOSING AND CLOSING DATE

3.1. The Closing Date shall be October 27, 2006, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the Board of Trustees or officers of the Trust may designate.

3.2. The Trust shall direct the custodian of the Acquired Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Portfolio's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Portfolio shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Portfolio.

3.3. Transamerica Fund Services, Inc., as transfer agent for the Acquired Portfolio (the "Transfer Agent"), shall deliver, on behalf of the Acquired Portfolio, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

     (a) The Acquired Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, ("1933 Act"), are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio's assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

     (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

     (g) The Acquired Portfolio has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The financial statements of the Acquired Portfolio as of and for the year ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, Independent Registered Certified Public Accounting Firm. Such statements are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on the balance sheet or in the notes thereto;

     (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
          Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder;

     (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

     (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Acquired Portfolio, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2. The Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

     (a) The Acquiring Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Portfolio, are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Portfolio is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The financial statements of the Acquiring Portfolio as of and for the year ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, Independent Registered Certified Public Accounting Firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on the balance sheet or in the notes thereto;

     (i) Since December 31, 2005, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph
          (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
          Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder;

     (l) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

     (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Portfolio and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Trust;

     (o) The information to be furnished by the Acquiring Portfolio for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to Trust or the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. To the extent required by applicable law, the Trust will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Portfolio covenants that the Acquiring Portfolio Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares of each class received at the Closing.

5.7. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8. The Acquired Portfolio covenants that it will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Portfolio's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio's election, to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Portfolio and the Trust contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust and the Acquiring Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust and the Acquiring Portfolio on or before the Closing Date; and

6.3. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at the Acquiring Portfolio's election, to the performance by the Acquired Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust and the Acquired Portfolio contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust and the Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust or the Acquired Portfolio on or before the Closing Date;

7.3. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders
     (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Acquiring Portfolio, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization Plan:

8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Delaware law and/or the 1940 Act, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither the Acquiring Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. Dechert LLP shall deliver an opinion addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Portfolio represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Transamerica Fund Advisors, Inc., the investment adviser and/or its affiliates, to each of the Acquired Portfolio and the Acquiring Portfolio, shall bear all of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12.  AMENDMENTS

     This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Trust; provided, however, that following any meeting of the shareholders called by the Acquired Portfolio pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13.   HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Trustees of the Trust has caused this Reorganization Plan to be approved on behalf of the Acquiring Portfolio and the Acquired Portfolio.

                                        AEGON/Transamerica Series Trust


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                 APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS


HOW TO USE THIS SECTION

In the discussions about the Portfolios, you found descriptions of the principal strategies and risks associated with the Portfolios. In those pages, you were referred to this Appendix for more information about the risks of both principal and non-principal investments.


DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a Portfolio's assets over a number of issuers to reduce risk. A non-diversified Portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified Portfolio, its share price can be expected to fluctuate more than a diversified Portfolio.

The Acquiring Portfolio qualifies as a diversified Portfolio under the 1940 Act. The Acquired Portfolio is non-diversified.


INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a Portfolio may hold fluctuate in price, the value of an investment in the Portfolio will go up and down.


VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your Portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile Portfolio is down, you could lose more. Price changes may be temporary and for extended periods.


PORTFOLIO TURNOVER

A Portfolio may engage in a significant number of short-term transactions, which may lower performance. High turnover rate will not limit a manager's ability to buy or sell securities for Portfolios. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Portfolio. The Portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.


TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a Portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.


INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other portfolios that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

INVESTMENT STRATEGIES

A Portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Portfolios' Board. No Portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Portfolios to other risks and considerations, which are discussed in the Statement of Information of ATST, dated May 1, 2006.

                         APPENDIX C: PERFORMANCE UPDATE


MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished 2005 with a modest gain of 4.91%.Much of the advance occurred in the final quarter as wary investors looked past sundry near-term worries to focus on a central fact: the U.S. economy continued to grow at an impressive rate without generating higher core inflation. Despite thirteen interest rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. In the end, these outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding and stock prices rising. For the year as a whole, the energy and utilities sectors were far and away the market leaders. The market's weakest areas included consumer stocks and telecommunications.


PERFORMANCE

For the year ended December 31, 2005, Transamerica Equity, Initial Class returned 16.54%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 5.26% and 4.91%, respectively.


STRATEGY REVIEW

We focus on identifying powerful, long-term secular growth trends and quality companies positioned to benefit from them. Major themes in recent years have included the digitization/personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure. The majority of the portfolio's top contributors to performance fall into one of these categories. For example, in the area of technology and productivity, we chose SanDisk Corporation ("SanDisk"), which designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. At WellPoint, Inc. ("WellPoint"), a managed care company, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. During 2005, WellPoint began applying its efficient approach to Anthem, a managed care company with which it merged in 2004, and moved forward with the acquisition of yet another managed care company, WellChoice, Inc. The third top contributor, Chicago Mercantile Exchange Holdings Inc., one of the world's largest futures exchanges, is riding a wave of worldwide growth in futures and derivatives trading and, importantly, is at the forefront of the move to electronic exchanges.

Among the expanding-global-infrastructure investments that performed best were Expeditors International, an established freight forwarding company, and Praxair, Inc., which supplies gases used in industrial production. The price gains in these and other stocks were partially offset by losses for Lexmark International, Inc., United Parcel Service, Inc., and XM-Satellite Radio Holdings Inc. ("XM"). We exited the first two but continue to hold XM, where we view the downturn as temporary. A slowdown in sales at XM's major distributor, General Motors Corporation, and heightened competition have weighed on the stock price recently. However, the company continues to meet its targets for customer growth.

                           APPENDIX D: SHARE OWNERSHIP

As of the Record Date, the name, address, and share ownership of the Insurance Companies who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization are set forth below:

                         Great Companies -- America(SM)

---------------------------------------------------------------------------------
                                                           Shares
Beneficial or Record Owner of Securities and Address        Owned        % Owned
---------------------------------------------------------------------------------
Western Reserve Life Assurance Co. of Ohio              16,034,142.47    81.1700%
570 Carillon Parkway
St. Petersburg, FL 33716
---------------------------------------------------------------------------------
Transamerica Life Insurance Company                     2,604,464.287    13.1846%
4333 Edgewood Road, NE
Cedar Rapids, IA 52499
---------------------------------------------------------------------------------

                              Transamerica Equity

---------------------------------------------------------------------------------
                                                           Shares
Beneficial or Record Owner of Securities and Address        Owned        % Owned
---------------------------------------------------------------------------------
Western Reserve Life Assurance Co. of Ohio               23,771,986.3     34.0282%
570 Carillon Parkway
St. Petersburg, Fl 33716
---------------------------------------------------------------------------------
Transamerica Occidental Life Insurance Company          5,055,661.479     7.2369%
4333 Edgewood Road, NE
Cedar Rapids, IA 52499
---------------------------------------------------------------------------------
Transamerica Life Insurance Company                     14,549,286.12    20.8264%
4333 Edgewood Road, NE
Cedar Rapids, IA 52499
---------------------------------------------------------------------------------

                 APPENDIX E: FORM OF TIM SUB-ADVISORY AGREEMENT

                                     FORM OF

                         SUB-ADVISORY AGREEMENT BETWEEN
                      TRANSAMERICA FUND ADVISORS, INC. AND
                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC

      SUB-ADVISORY AGREEMENT, made as of the 27th day of October 2006, between Transamerica Fund Advisors, Inc. (the "Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC (the "Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

      WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of January 1, 1997, as amended ("Advisory Agreement") with AEGON/Transamerica Series Trust ("ATST"), a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), to provide or procure investment advisory services with respect to __________________ (the "Portfolio"), a separate series of ATST; and

      WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

      WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to assist the Investment Adviser in furnishing certain investment advisory services with respect to the Portfolio, and the Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below. NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

      1.    APPOINTMENT.

      The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as otherwise provided herein, have no authority to act for or represent the Investment Adviser, ATST, or the Portfolio in any way or otherwise be deemed the agent of any of them.

      2.    DUTIES AND SERVICES OF THE SUB-ADVISER.

            A. Investment Sub-Advisory Services. Subject to the supervision of ATST's Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser to, and shall manage the day-to-day investment program of, the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the ATST Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or ATST by notice in writing to the Sub-Adviser. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to (without limitation):

            (1) provide investment research and analysis concerning the Portfolio's investments and conduct a continuous investment program to the Portfolio;

            (2) place orders and negotiate the commissions (if any) for all purchases and sales of the investments made by the Portfolio with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

            (3) maintain the books and records required in connection with its duties hereunder; and

            (4) keep the Investment Adviser informed of developments materially affecting the Portfolio and its investments.

            B. Additional Duties of the Sub-Adviser. In addition to the above, the Sub-Adviser shall:


            (1) use the same skills and care in providing its services to the Portfolio as it uses in providing investment services to other fiduciary accounts;

            (2) cause its officers to attend meetings, either in person or via teleconference, of ATST and furnish oral or written reports, as ATST of the Investment Adviser may reasonably require, in order to keep ATST and its officers and Board fully informed as to the condition of the investments of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which provide the basis for those recommendations; and

            (3) furnish such information and reports as may reasonably be required by ATST or the Investment Adviser from time to time.

            C. Further Duties of the Sub-Adviser. (1) In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the ATST Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of ATST and the Investment Adviser, and shall comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable laws and regulations.

            (2) The Sub-Adviser acknowledges that the Portfolio may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Portfolio, or an affiliated person of such other sub-adviser, concerning transactions for the Portfolio in securities or other Portfolio assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Portfolio's assets as may be determined from time-to-time by the Investment Adviser, and shall not consult with any other sub-adviser as to any other portion of the Portfolio's assets concerning transactions for the Portfolio in securities or other assets.

            D. Custody. The Sub-Adviser shall have no responsibility with respect to maintaining custody of the Portfolio's assets. The Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Portfolio (the "Custodian") or such depositories or agents as may be designated by the Custodian and the Investment Adviser promptly of each purchase and sale of a security on behalf of the Portfolio, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall from time to time provide the Custodian and the Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to the Custodian. The Portfolio shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Portfolio.

            E. Proxy Voting and Other Actions as a Fiduciary. Unless the Investment Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Investment Adviser or ATST or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held by the Portfolio in accordance with its own proxy voting policies and procedures without consultation with the Investment Adviser or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Investment Adviser.

            The Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Portfolio including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. The Sub-Adviser agrees to keep the Portfolio informed about any such litigation and the actions that it intends to take. In the case of class action suits involving issuers held by the Portfolio, the Sub-Adviser may include information about the Portfolio for purposes of participating in any settlements upon written agreement by the Portfolio.

            F. Use of Name. The Sub-Adviser shall give the Portfolio, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "____________" (hereinafter referred to as the "Mark") in the United States as part of the name of the Portfolio, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Portfolio nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Portfolio will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Portfolio agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

      3.    COMPENSATION.

      For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment sub-advisory fee at the annual rate (as a percentage of average daily net assets) as specified in Schedule A of this Agreement. If this Agreement is not in effect for an entire month, the amount of sub-advisory fee payable hereunder shall be pro-rated accordingly.

      4.    EXPENSES.

      During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Portfolio. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Portfolio, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Portfolio expenses.

      5.    DUTIES OF THE INVESTMENT ADVISER.

            A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties and services under this Agreement.

            B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

            (1) The ATST Declaration of Trust and By-Laws, as each is in effect on the date hereof and as amended from time to time;

            (2) Certified resolutions of the Board authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving this Agreement;

            (3) The ATST Registration Statement under the 1940 Act and the Securities Act of 1933, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement"); and

            (4) A certified copy of any publicly available financial statement or report prepared for ATST by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

            The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

            C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Portfolio or the public, which include the Mark or refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to a use thereof which has not been previously approved by the Sub-Adviser. The Investment Adviser shall not use any such materials without the Sub-Adviser's prior written approval, which approval shall not be unreasonably withheld; and the Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed upon) after the Sub-Adviser's receipt thereof.


      6.    BROKERAGE.

            A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of Portfolio securities, it will attempt to obtain the best execution of its orders. Consistent with these obligations and the terms of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, subject to any procedures that the Board may adopt, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits provided to the Portfolio. In no instance will Portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by exemptive order of the SEC or in accordance with applicable laws and regulations.

            B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

      7.    OWNERSHIP OF RECORDS.

      The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Portfolio that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Portfolio with access to or copies of any records that it maintains for the Portfolio upon reasonable request by the Portfolio.

      8.    REPORTS.

      The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

      9.    SERVICES TO OTHER CLIENTS.

      To the extent consistent with the Sub-Adviser's duties and services under this Agreement, nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      10.   THE SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

      The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

      11.   LIABILITY AND INDEMNIFICATION OF THE SUB-ADVISER.

      The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Portfolio and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      12.   REPRESENTATIONS OF THE SUB-ADVISER.

      The Sub-Adviser represents, warrants, and agrees as follows:

            A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

            B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Adviser and ATST with a copy of such code of ethics and any amendments thereto, together with evidence of adoption for review and approval by the Board.

The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's code of ethics and acknowledges that the Agreement is conditioned upon such Board approval.

            C. The Sub-Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that the proxies are voted in the best interests of the Portfolio and its shareholders and complying with Rule 206(4)-6 under the Advisers Act and will provide the Investment Adviser and ATST with a copy of such policies and procedures and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's proxy voting policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

            D. The Sub-Adviser has provided the Investment Adviser and ATST with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

            E. The Sub-Adviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, has provided ATST and the Investment Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Portfolio in complying with the Portfolio's compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's compliance policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

            F. The Sub-Adviser acknowledges that the Portfolio offers its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies. Consequently, the Sub-Adviser will manage the Portfolio so that the Portfolio will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations issued thereunder, and any other rules and regulations applicable to investment vehicles underlying variable annuity contracts or variable life insurance policies (together, the "Tax Rules"), and it will immediately notify the Investment Adviser and the Portfolio upon having a reasonable basis for believing that the Portfolio has ceased to (i) comply with such Tax Rules or may not be in compliance in the future; or (ii) qualify as a regulated investment company or may not so qualify in the future.

            G. The Sub-Adviser shall notify the Investment Adviser and the Portfolio immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

            H. The Sub-Adviser shall not divert the Portfolio's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Portfolio, any other series of ATST, or any other registered investment company.

      13.   TERM OF AGREEMENT.

      This Agreement shall become effective as of the date set forth above. Unless sooner terminated as provided herein, it shall continue in effect for two years from its effective date. Thereafter, if not terminated, it shall continue for successive 12-month periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by the Board and
(b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not interested persons (for regulatory purposes) of ATST or the Investment Adviser. This Agreement may be terminated at any time, without payment of any penalty, on 60 days' written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Portfolio, (iii) the Investment Adviser, or (iv) the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement.

      14.   NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to ATST:

                  AEGON/Transamerica Series Trust
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: Dennis P. Gallagher
                  Telephone: (727) 299-1821
                  Fax: (727) 299-1832

         If to the Investment Adviser:

                  Transamerica Fund Advisors, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: Dennis P. Gallagher
                  Telephone: (727) 299-1821
                  Fax: (727) 299-1832

         If to the Sub-Adviser:

                  Transamerica Investment Management, LLC
                  11111 Santa Monica Boulevard, Suite 820
                  Los Angeles, CA 90025
                  Telephone:  (310) 996-3234
                  Fax:  (213) 742-4033

      15.   AMENDMENT OF AGREEMENT.

      No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Portfolio.

      16.   MISCELLANEOUS.

            A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

            B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

            D. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected, and to this extent, the provisions of this Agreement shall be deemed to be severable.

            E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to authoritative interpretations thereof.

            F. Confidentiality. The Sub-Adviser will maintain the strictest confidence regarding the business affairs of ATST and the Portfolio. Written reports furnished by the Sub-Adviser to ATST and the Investment Adviser will be treated as confidential, and for the exclusive use and benefit of ATST and the Investment Adviser, except as disclosure may be required by applicable law.

            G. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original of the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


TRANSAMERICA FUND ADVISORS, INC.

      By:
              ---------------------------------------------

      Name:
              ---------------------------------------------

      Title:
              ---------------------------------------------


TRANSAMERICA INVESTMENT MANAGEMENT, LLC

      By:
              ---------------------------------------------

      Name:
              ---------------------------------------------

      Title:
              ---------------------------------------------

                             SUB-ADVISORY AGREEMENT



                                   SCHEDULE A

-----------------------------------------------------------------------
            PORTFOLIO                     SUB-ADVISER COMPENSATION
-----------------------------------------------------------------------
       [NAME OF PORTFOLIO]                [Fee]
-----------------------------------------------------------------------

          APPENDIX F: DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF TFAI

The business address of each director and principal executive officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.


NAME AND POSITION WITH THE INVESTMENT ADVISER*                     PRINCIPAL OCCUPATION/POSITION

Brian C. Scott                                     Trustee, TA IDEX Mutual Funds ("TA IDEX") and AEGON/Transamerica
Director                                           Series Trust ("ATST"); Director, Transamerica Income Shares, Inc.
                                                   ("TIS") and Transamerica Fund Services, Inc. ("TFS").

John K. Carter                                     President and Chief Executive Officer, TA IDEX, ATST, TFS and TIS;
Director, Chief Executive Officer                  Vice President, AFSG Securities Corporation; Chief Executive
and President                                      Officer, Transamerica Investors, Inc. ("TII").

Christopher A. Staples                             Senior Vice President -- Investment Management, TA IDEX, ATST and
Director and Senior Vice President --              TIS; Director, TFS; Vice President -- Investment Administration, TII.
Investment Management



Mr. Scott serves as a Trustee of ATST; Messrs. Carter and Staples serve as Officers of ATST.*

* As of August 31, 2006.

TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. Western Reserve Life Assurance Co. of Ohio is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group.

       APPENDIX G: MANAGING MEMBERS AND PRINCIPAL EXECUTIVE OFFICER OF TIM

      The business address of each of the following persons is 11111 Santa
          Monica Boulevard, Suite 820, Los Angeles, California 90025.

--------------------------------------------------------------------------------
          NAME                     POSITIONS/OFFICES HELD WITH SUB-ADVISER
--------------------------------------------------------------------------------
     John C. Riazzi           Chairman of the Board and Chief Executive Officer
--------------------------------------------------------------------------------
  Geoffrey I. Edelstein                     Counsel and Secretary
--------------------------------------------------------------------------------
      Gary U. Rolle                        Chief Investment Officer
--------------------------------------------------------------------------------
      Emme Devonish                        Chief Compliance Officer
--------------------------------------------------------------------------------
      Travis Weimer                               Controller
--------------------------------------------------------------------------------


No Officer or Trustee of ATST is an officer, employee, managing member or shareholder of TIM. No Officer or Trustee of ATST owns securities or has any other material indirect interest in TIM.

                                   APPENDIX H
                                  SIMILAR FUNDS

The following table sets forth certain information regarding other registered investment companies that are advised or sub-advised by TIM.

--------------------------------------------------------------------------------------------------------------------------
            NAME OF FUND WITH SIMILAR               NET ASSETS AS OF
               INVESTMENT OBJECTIVE                  JUNE 30, 2006               ANNUAL MANAGEMENT FEE RATE
--------------------------------------------------------------------------------------------------------------------------
                                                                           0.075% up to $25 million; 0.65% over $25
     Large Growth Institutional Separately                                 million up to $50 million; 0.55% over $50
                Managed Accounts                    $4,945 million         million up to $100 million; 0.50% over $100
                (19 accounts)                                              million up to $250 million; 0.45% in excess
                                                                           of $250 million (Minimum Fee: $75,000)
--------------------------------------------------------------------------------------------------------------------------
                                                                           0.075% up to $25 million; 0.65% over $25
    Large Growth SMA/Commission Separately                                 million up to $50 million; 0.55% over $50
               Managed Accounts                       $525 million         million up to $100 million; 0.50% over $100
               (1,336 accounts)                                            million up to $250 million; 0.45% in excess
                                                                           of $250 million (Minimum Fee: $75,000)
--------------------------------------------------------------------------------------------------------------------------
                                                                           0.75% of the first $500 million of the fund's
                                                                           average daily net assets; and 0.70% of the
         TA IDEX Transamerica Equity                 $689.7 million        fund's average daily net assets over $500
                                                                           million.
--------------------------------------------------------------------------------------------------------------------------
                                                                           0.75% of the first $500 million of average
          Transamerica Equity (ATST)                $1,717.8 million       daily net assets; and 0.70% of average daily
                                                                           net assets over $500 million
--------------------------------------------------------------------------------------------------------------------------
        Transamerica Equity II (ATST)                  $19 million         0.30% of the average daily net assets
--------------------------------------------------------------------------------------------------------------------------
  Transamerica Premier Institutional Equity            $49 million         0.73% of the fund's average daily net assets
--------------------------------------------------------------------------------------------------------------------------
                                                                           Minimum of 0.50% of average daily net assets
                                                                           up to a maximum of 0.85% for the first $1
         Transamerica Premier Equity                 $412.9 million        billion of assets in the fund; 0.82% of the
                                                                           next $1 billion; and 0.80% of assets in
                                                                           excess of $2 billion.*
--------------------------------------------------------------------------------------------------------------------------

* If payment of the maximum fee would result in the fund's annualized operating expenses in any month to exceed the applicable contractual expense limitation ("Expense Cap"), which is 1.15%, the advisory fee payable to the Advisor will reduce from the maximum fee, but not below the minimum fee, in an amount sufficient to limit annualized operating expenses to the Expense Cap level. If payment of the minimum fee would result in fund operating expenses exceeding the Expense Cap, the Adviser and/or its affiliates will remit to the fund an amount sufficient to limit annualized fund operating expenses to the Expense Cap level.


                                       H-1